UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2004
                                                        ----------------


                              Coinmach Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                     333-49830               53-0188589
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   (State or other jurisdiction         (Commission            (IRS Employer
          of incorporation)             File Number)        Identification No.)


 303 Sunnyside Boulevard Suite 70, Plainview, New York               11803
 -----------------------------------------------------              ---------
       (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (516) 349-8555
                                                           --------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01  REGULATION FD DISCLOSURE

         On October 25, 2004, Coinmach Corporation (the "Company"), an additional registrant named in the registration statement on Form S-1 (File No. 333-11421) (the "Registration Statement") of Coinmach Service Corp. ("CSC"), together with CSC and the other additional registrants named therein, filed with the Securities and Exchange Commission Amendment No. 4 to the Registration Statement. Such amendment includes the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2004.

         The Registration Statement relates to CSC's proposed initial public offering of Income Deposit Securities ("IDSs") (and the shares of class A common stock and senior secured notes underlying such IDSs), as well as a separate offering of senior secured notes having the same terms as the senior secured notes underlying the IDSs. Upon consummation of the offering and related transactions, it is contemplated that the Company will become an indirect wholly-owned subsidiary of CSC and, upon the occurrence of certain events, will become a guarantor of the notes being offered pursuant to the Registration Statement.

         The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 8.01  OTHER EVENTS

         Our independent auditors, Ernst & Young LLP ("Ernst & Young"), recently notified the SEC, the Public Company Accounting Oversight Board and the audit committee of the Company's board that certain non-audit services Ernst & Young performed in China for a number of companies, including certain of our affiliates, have raised questions regarding Ernst & Young's independence in its performance of audit services.

         With respect to us, from July 2002 through June 2004, a member firm of Ernst & Young performed certain tax calculation and preparation services in China for subsidiaries of a portfolio company of GTCR-CLC, LLC ("GTCR"), which indirectly controls a majority of our voting equity, and from time to time such member firm temporarily took custody of funds paid by such subsidiaries and transferred the funds to the local income tax authority in payment of specific income tax liabilities. These non-audit services are not permitted under the auditor independence rules of Regulation S-X and have been discontinued. Neither we nor our subsidiaries have in the past had or currently have any business relationships with the subsidiaries of the GTCR portfolio company.

         Ernst & Young and we have considered the impact that these non-audit services may have had on Ernst & Young's independence with respect to us and have concluded that there has been no impairment of Ernst & Young's independence. In making this determination, Ernst & Young and we considered the de minimis amount of funds involved and fees paid to Ernst & Young, the ministerial nature of the services provided, and the indirect relationship between us and the subsidiaries of the GTCR portfolio company. We are also not aware, based on our own review, of any additional non-audit services that may bear on Ernst & Young's independence in performing audit services for us.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Coinmach Corporation



Dated: October 27, 2004           By: /s/  Robert M. Doyle
                                      --------------------
                                  Name:  Robert M. Doyle
                                  Title: Chief Financial Officer, Senior
                                         Vice President, Secretary and Treasurer